UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2019

FedEx Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	1-15829 (Commission File Number)	62-1721435 (IRS Employer Identification No.)

942 South Shady Grove Road,
Memphis, Tennessee 38120

(Address of Principal Executive Offices, including ZIP Code)

(901) 818-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.500% Notes due 2020	FDX 20A	New York Stock Exchange
0.700% Notes due 2022	FDX 22B	New York Stock Exchange
1.000% Notes due 2023	FDX 23A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8. OTHER EVENTS.

Item 8.01. Other Events.

On July 24, 2019, FedEx Corporation issued $1,000,000,000 aggregate principal amount of its 3.100% Notes due 2029.

We are filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibits filed herewith into the Registration Statement on Form S-3 (Registration No. 333-226426) by which those notes and related guarantees were registered.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
1.1

Underwriting Agreement, dated July 22, 2019, among FedEx Corporation, the Significant Guarantors named therein and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, on behalf of themselves and as representatives of the several underwriters named therein.

4.1

Indenture, dated as of October 23, 2015, between FedEx Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of October 23, 2015).

4.2	Supplemental Indenture No. 9, dated as of July 24, 2019, between FedEx Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 3.100% Note due 2029 (included in Exhibit 4.2).

5.1	Opinion of Davis Polk & Wardwell LLP regarding the legality of the notes and guarantees.

5.2	Opinion of Kimble H. Scott, Senior Vice President and General Counsel of FedEx Office and Print Services, Inc., regarding certain matters relating to FedEx Office and Print Services, Inc.

5.3	Opinion of Christina R. Conrad, Managing Director — Employment Law and Assistant Secretary of FedEx Freight, Inc., regarding certain matters relating to FedEx Freight, Inc.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Kimble H. Scott (included in Exhibit 5.2).

23.3	Consent of Christina R. Conrad (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date:	July 24, 2019	By:	/s/ Michael C. Lenz
			Name:	Michael C. Lenz
			Title:	Corporate Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement, dated July 22, 2019, among FedEx Corporation, the Significant Guarantors named therein and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, on behalf of themselves and as representatives of the several underwriters named therein.

4.1

Indenture, dated as of October 23, 2015, between FedEx Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of October 23, 2015).

4.2	Supplemental Indenture No. 9, dated as of July 24, 2019, between FedEx Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 3.100% Note due 2029 (included in Exhibit 4.2).

5.1	Opinion of Davis Polk & Wardwell LLP regarding the legality of the notes and guarantees.

5.2	Opinion of Kimble H. Scott, Senior Vice President and General Counsel of FedEx Office and Print Services, Inc., regarding certain matters relating to FedEx Office and Print Services, Inc.

5.3	Opinion of Christina R. Conrad, Managing Director — Employment Law and Assistant Secretary of FedEx Freight, Inc., regarding certain matters relating to FedEx Freight, Inc.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Kimble H. Scott (included in Exhibit 5.2).

23.3	Consent of Christina R. Conrad (included in Exhibit 5.3).